NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH IT MAY BE CONVERTED HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED OR SOLD, UNLESS IT HAS BEEN REGISTERED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


Note No.                                                      September 30, 2004
        ------------                                                    --
New York, New York


                            SECURED CONVERTIBLE NOTE
                            ------------------------

     ENTECH ENVIRONMENTAL TECHNOLOGIES, INC, a Florida corporation (together with its subsidiaries and successors, the "MAKER"), for value received, hereby promises to pay to the order of BARRON PARTNERS, L.P., a Delaware limited partnership ("HOLDER") and registered assigns the principal sum indicated in the space provided below or so much thereof as shall be funded. This Note is one of a series of Notes ("SERIES OF NOTES") not to exceed an aggregate amount of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000) in principal. All payments made on this Note shall be made to Holder by wire transfer of immediately available funds to Holder's account (the "BANK ACCOUNT") at such bank in the United States as may be specified in writing by Holder to Maker, together with interest on the principal sum of this Note outstanding from time to time. All payments made on this Note and the other notes within the Series of Notes shall be made pro rata and pari passu.

     1.     MATURITY  DATE.  The  principal sum of this Note shall be payable on
            --------------
September 30, 2006 (the "MATURITY DATE"), in such coin or currency of the United Stales of America as at the time of payment shall be legal tender for the payment of public and private debts. The Maker shall have no right to prepay this Note,

     2.     INTEREST.  Interest  on  the  principal sum of this Note outstanding
            --------
from time to time shall be payable on the Maturity Date at the rate of 8% per annum from the date of issuance set forth above until payment in full of the principal sum hereof has been made. Any installment of principal or interest not paid when due, by acceleration or otherwise, shall bear interest after the due date at the rate equal to the lesser of (a) 18% per annum or (b) the highest rate of interest permitted by applicable law, payable upon demand. Interest on this Note shall be calculated on the basis of a 360-day year and paid for the actual number of days elapsed.

     3.   COLLATERAL.
          ----------

          (a)     SECURITY  INTEREST.  Maker  hereby  grants to Holder to secure
                  ------------------
     this Note a first perfected security interest in and lien on all of the tangible and intangible assets of Maker, whether now owned or existing, hereafter acquired or arising, or in which Maker now or hereafter has any rights, and wheresoever located including, without limitation, any and all of the following: (i) accounts; (ii) accounts receivable; (iii) chattel paper; (iv) documents; (v) equipment; (vi) general intangibles, including, without limitation, patents, patent applications, trademarks and service marks, and computer software and programs; (vii) instruments; (viii) inventory; (ix) investment property; (x) monies, residues and property of any kind that is now, or at any time hereafter, in the possession or under the control of Maker; (xi) real property; (xii) accessions to, substitutions for, and all replacements, products and proceeds of the foregoing, including, without limitation, proceeds of insurance policies; and (xiii) books and records (including, without limitation, customer lists, credit files, computer programs, print-outs and other computer materials and records) of Maker pertaining to any of the foregoing (collectively, the "COLLATERAL"), and agrees that Holder shall have all of the rights of a secured party under the Uniform Commercial Code of the State of California.

          (b)     FINANCING STATEMENTS AND COSTS. Maker will join with Holder in
                  ------------------------------
     the execution and filing of such Financing statement or statements as may be requested by Holder in form and content reasonably required by Holder. Maker will pay all costs of filing any financing, continuation or termination statements with respect to the security interest created by this Note, together with costs and expenses of any lien search reasonably required by Holder during the term hereof.

          (c)     COLLECTIONS;  HOLDER'S  RIGHT TO NOTIFY DEBTORS; VERIFICATION.
                  -------------------------------------------------------------
     Maker hereby authorizes Holder, at any time or times after an Event of Default (as hereinafter defined), to: (i) notify any or all debtors that the accounts receivable have been assigned to Holder and that Holder has a security interest therein; and (ii) direct such debtors to make all payments due from them to Maker upon the accounts receivable directly to a lock box designated by Holder. Holder shall promptly furnish Maker with a copy of any such notice sent. Any such notice, in Holder's sole discretion, may be sent on Maker's letterhead, in which event Maker shall co-sign such notice with Holder.

          (d)     CONSIGNMENT OF INVENTORY.   Maker shall not at any time permit
                  ------------------------
     any inventory to be placed on consignment with any person or entity without the prior written consent of Holder.

          (e)     PROCEEDS  OF  EQUIPMENT.   Maker  shall not, without the prior
                  -----------------------
     written consent of Holder, sell, lease or grant a security interest in, or otherwise dispose of or encumber, any equipment, or any part thereof. Upon any disposition of equipment, Maker shall, unless otherwise agreed to by Holder, deliver all of the cash proceeds to Holder or his designee, which proceeds shall be applied to payments under the Note. Notwithstanding the foregoing, Maker shall have the right to trade in obsolete, redundant or unnecessary equipment in connection with the purchase of any new equipment, provided that such new equipment is subject to Holder's security interest free and clear of all other liens and encumbrances.

          (f)      GENERAL  INTANGIBLES.  Maker  shall  not  at  any  time sell,
                   --------------------
     assign, transfer, license or issue a permit to use any general intangible, or forfeit or allow to lapse any rights to any general intangible, of Maker without the prior written consent of Holder.

          (g)     PROCEEDS  OF REAL PROPERTY. Maker shall not, without the prior
                  --------------------------
     written consent of Holder, sell, lease (as lessor or sublessor) or grant a mortgage in, or otherwise encumber, any real property or any part thereof. Upon any such disposition, Maker shall deliver all of the proceeds thereof to Holder, or his designee, to be applied to the repayment of the Note.

     4.     NO  PREPAYMENTS  AND  ACCELERATION.  All  payments on account of the
            ----------------------------------
indebtedness evidenced by this Note shall be applied first to accrued and unpaid interest and then to principal. No prepayments of principal may be made.

     5.   CONVERSION.
          ----------

          (a)     ELECTIVE  CONVERSION.   At the election of Holder, but subject
                  --------------------
     to the limitations provided herein and in the Note Purchase Agreement of even date herewith, Holder shall have the right to convert all or any part of the principal and accrued interest of this Note into shares of Common Stock, $0.001 par value per share at the price of $0.025 per share of Common Stock.

          (b)     NOTICE;  EXERCISE  OF  CONVERSION  RIGHT.  Holder  shall  give
                  ----------------------------------------
     written notice to Maker of Holder's election to convert this Note in whole or in part into shares of Common Stock. If Holder intends to exercise its right of conversion only in part, it shall so specify in its notice to Maker.

          (c)     CLOSING. Closing of the conversion of this Note shall occur at
                  -------
     the office of Maker not less than five (5) business days after delivery of Holder's notice of conversation. This Note shall be surrendered to Maker at the closing. If only a portion of the debt represented by this Note is being converted, then (i) the principal of this Mote shall be deemed converted first, then the accrued interest and (ii) a new Note of like tenor shall be issued by Maker to Holder for the unconverted balance of the principal and accrued interest. The issuance of certificates for shares of capital stock upon the conversion of this Mote shall be made without charge to Holder for any taxes or other costs or expenses.

          (d)     ADJUSTMENT  OF  EXERCISE  PRICE  AND  NUMBER  OF  SHARES.  The
                  --------------------------------------------------------
     character of the shares of Common Stock at the time issuable upon conversion of this Note and the Conversion Price therefore, are subject to adjustment upon the occurrence of the following events, and all such adjustments shall be cumulative:

               (i)      ADJUSTMENT   FOR   STOCK   SPLITS,   STOCK   DIVIDENDS,
                        -------------------------------------------------------
     RECAPITALIZATIONS, ETC.  The Conversion  Price  of this Note and the number
     ----------------------
     of shares of Common Stock at the time issuable upon conversion of this Note shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of Common Stock.

               (ii)     ADJUSTMENT  FOR  REORGANIZATION,  CONSOLIDATION, MERGER,
                        --------------------------------------------------------
          ETC.  In case of any consolidation or merger of the Maker with or into
          ---
          any other corporation, entity or person, or any other corporate reorganization, in which the Maker shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a "REORGANIZATION"), then, in each case, the Holder, on conversion hereof at any time after the consummation or effective date of such Reorganization (the "EFFECTIVE DATE"), shall receive, in lieu of the shares of stock or other securities at any time issuable upon the conversion of this Note issuable on such conversion prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had converted this Note immediately prior thereto (all subject to further adjustment as provided in this Note).

               (iii) CERTIFICATE AS TO ADJUSTMENTS. In case of any adjustment or
                     -----------------------------
          readjustment in the price or kind of securities issuable on the conversion of this Note, the Maker will promptly give written notice thereof to the Holder in the form of a certificate, certified and confirmed by the Board of Directors of the Maker, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

          (e)     MAXIMUM  EXERCISE. The Holder shall not be entitled to convert
                  -----------------
     this Note to acquire a number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on an exercise date, the number of shares of Common Stock issuable upon such exercise of any Warrant with respect to which the determination of this limitation is being made on the conversation date that would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock on such date. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate conversions which would result in the issuance of more than 4.99%. The restriction described in this paragraph may be revoked upon sixty-one (61) days prior notice from the Holder to the Maker. The Holder may allocate which of the equity securities of the Company deemed beneficially owned by the Holder shall be included in the 4.99% amount described above and which shall be allocated to the excess above 4.99%.

     6.   EVENTS  OF  DEFAULT.
          -------------------

          (a)     Event  of  Default.  It shall be an event of default hereunder
                  ------------------
     if: (i) Maker shall fail to pay any amount of unpaid principal or interest hereunder when due (whether by maturity, acceleration or otherwise) and such failure shall continue for a period of three (3) days after notice of nonpayment; or (ii) any proceedings shall be instituted by or against Maker under the provisions of any Federal bankruptcy, reorganization, arrangement of debt, insolvency or receivership laws or similar state or Federal laws providing for the relief of debtors and is not discharged within thirty
     (30) days thereafter; or (iii) Maker shall make an assignment for the benefit of its creditors; or (iv) any proceedings shall be instituted by or against Maker for its liquidation or dissolution and is not discharged within thirty (30) days thereafter or Maker's business as a going concern shall terminate for any reason; or (v) any representation warranty or covenant herein or in the Note Purchase Agreement of even date herewith or in any written statement pursuant hereto or thereto, report, financial statement or certificate made or delivered to Holder by Maker shall be untrue or incorrect in any material respect as to Maker, as of the date when made or deemed made; or (vi) Maker shall fail to pay when due, by acceleration or otherwise, any other note in the Series of Notes; or (vii) Maker shall suffer an event of default any other indebtedness for borrowed money which shall not have been cured within applicable notice and grace periods.

          (b)     Acceleration  of  Maturity Date; Remedies. Upon the occurrence
                  -----------------------------------------
     of an event of default hereunder, at the option of Holder, the entire unpaid principal balance hereunder together with interest thereon shall become immediately due and payable and Holder may thereupon;

               (i) Exercise all rights of Holder hereunder, under the Uniform Commercial Code as adopted by the State of California and under other applicable law, cumulatively and not exclusively;

               (ii) Immediately take possession, with or without legal process, of any or all of the Collateral wherever it may be found using self-help to do so, and for such purpose any Holder, as principal and agent of Maker, may enter upon any premises upon which the Collateral is situated and remove the same therefrom, without such entry constituting a breach of the peace, or require Maker to assemble the Collateral and return it to Holder at Maker's expense at a place designated by such Holder, and Maker waives any and all claims or damages due to, or arising from or connected with, any such taking;

               (iii) Sell, lease or otherwise dispose of all or any of the Collateral, in such Collateral's then condition or after any further manufacturing or processing thereof, at a public or a private sale or sales for cash, credit or any combination thereof, with such notice as may be required by law (Maker thereby agrees that, in the absence of any contrary requirement of law, ten (10) days prior notice of a public or private sale of Collateral shall be deemed reasonable notice), in lots or in bulk, as Holder, in his sole discretion, shall deem advisable. Such sale may be adjourned from time to time with or without notice. Holder shall have the right to conduct such sales on Maker's premises or elsewhere and shall have the right to use Maker's premises without charge for such sales for such time or times as Holder shall see fit Holder may purchase all or any part of the Collateral at a public or, if permitted, a private sale and, in lieu of actual payment of such purchase price, may set-off the amount of such price against the outstanding amounts due under the Note. The proceeds realized from the sale of any Collateral shall be applied first to the reasonable cost, expenses and attorneys fees incurred by Holder for collection, acquisition, completion, protection, removal, storage, sale or delivery of the Collateral; second, to any accrued but unpaid Interest, and third, to any other sums required to be paid by Maker to Holder under the Note. If any deficiency shall arise, Maker shall remain liable to Holder therefor.

               (iv) Holder may enforce any one or more remedies hereunder successively or concurrently at his option.

               (v) The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

               No delay or omission of Holder to exercise any right or power accruing upon any event of default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such event of default or an acquiescence therein; and every power and remedy given by the Note or by law may be exercised from time to time, and as often as shall be deemed expedient by Holder.

     7.     RESERVATION  OF  COMMON STOCK.  Maker shall at all times reserve and
            -----------------------------
keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Note and all other Notes in the series, the full number of whole shares of Common Stock then deliverable upon the conversion or exchange of all of the Notes then outstanding. Maker shall take at all times such corporate action as shall be necessary in order that Maker may validly and legally issue fully paid and non-assessable shares of Common Stock upon the conversion of this Note and all other Notes in the series, in accordance with the provisions hereof.

     8.     NOTICE  OF  INTENT  TO  SELL OR MERGE COMPANY. The Company will give
            ---------------------------------------------
Maker 90 days notice before entering into a transaction to merge or sell a controlling interest in the Company.

     9.     GENERAL  PROVISIONS.
            -------------------

          (a) Maker intends and believes that each provision in this Note comports with all applicable local, state and Federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Note is found by a court of law to be in violation of any applicable local, state or Federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Note to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Note and all related documents and agreements shall be construed as if such illegal, invalid, unlawful, void or enforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of Maker and Holder hereof under the remainder of this Note and all related documents and agreements shall continue in full force and effect. All agreements herein are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof, acceleration of maturity of the unpaid principal balance hereof, or otherwise hereof, shall the amount paid or agreed to be paid to Holder hereof for the use, forbearance or detention of the money to be advanced hereunder exceed the highest lawful rate permissible under applicable usury laws. If, from any circumstance whatsoever, the fulfillment of any provision hereof, at the time performance of such provision shall be due, shall involve transcending the limit of validity proscribed by the law which a court of competent jurisdiction may deem applicable hereto then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity and if from any circumstance Holder hereof shall ever receive as interest an amount which would achieve the highest lawful rate, such amount which would be excessive interest shall applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest.

          (b) The captions to the various paragraphs hereof are for convenience of reference and are not to be considered as defining or limiting in any way the scope or intent of the provisions hereof.

          (c) This Note and all the provisions hereof shall be binding upon Maker and all persons claiming under or through Maker, and shall inure to the benefit of Holder, together with its successors and assigns, including each owner and Holder from time to time of this Note.

          (d) No provision of this Note may be waived, changed, modified or discharged without an agreement in writing signed by the party against whom enforcement of such waiver, change, modification or discharge is sought.

          (e) Time is of the essence as to all dates set forth herein subject to any applicable grace or cure period or notice expressly provided herein; provided, however, that unless otherwise stated, whenever any payment to be made under this Note shall be stated to be due on a day other than a business day, such payment shall be made on the immediately preceding business day.

          (f) Maker agrees that its liability shall not in any manner be effected by any indulgence, extension of time, renewal, waiver, modification granted or consented to by Holder and Maker consents to any indulgences and all extensions of time, renewals, waivers, or modifications that may be granted by Holder with respect to the payment or other provisions of this Note, and to any substitution, exchange or release of the Collateral, or any part thereof, with or without substitution, and agrees to the addition or release of any endorsers, guarantors, or sureties, if any, all whether primarily or secondarily liable, without notice to Maker and without affecting its liability hereunder.

          (g) Maker hereby waives and renounces for itself, its successors and assigns, all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extensions, redemption, appraisement, or exemption in homestead laws now provided, or which may hereafter be provided, by the constitution and the laws of the United States and of any state thereof, both as to itself and into all of its property, real and personal, against the enforcement of the collection of the obligations evidenced by this Note. Holder may, at its option, release any Collateral given to secure the indebtedness evidenced hereby and no such release shall impair the obligations of Maker to Holder.

          (h) If this Note is placed in the hands of attorneys for collection or is collected through any legal proceedings, Maker promises and agrees to pay, in addition to the principal, interest and other sums due and payable hereon, all costs of collecting or attempting to collect this Note, including reasonable attorneys' fees and disbursements.

          (i) All parties now or hereafter liable with respect to this Note, whether Maker, principal, surety, guarantor, endorsee or otherwise hereby severally waive presentment for payment, demand, notice of non-payment or dishonor, protest and notice of protest. No failure to accelerate the indebtedness evidence hereby, acceptance of a past due installment following the expiration of any cure period provided by this Note or applicable law, or indulgences granted from time to time shall be construed
     (i) as a novation of this Note or as a reinstatement of the indebtedness evidence hereby or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by the laws of the State of New York.

          10.  New  York  Law,  Jurisdiction  and Venue. This Note is a contract
               ----------------------------------------
under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

     MAKER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, STATE OF NEW YORK, FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE. MAKER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     TO THE EXTENT PERMITTED BY APPLICABLE LAW, MAKER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS NOTE, OR
(B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS NOTE, OR IN CONNECTION WITH THE TRANSACTIONS RELATED THERETO OR CONTEMPLATED THEREBY OR THE EXERCISE OF ANY PARTY'S RIGHTS AND REMEDIES HEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOT EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. MAKER AGREES THAT HOLDER MAY FILE A COPY OF THIS WAIVER WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT OF MAKER IRREVOCABLY TO WAIVE ITS RIGHTS TO TRIAL BY JURY, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN MAKER AND HOLDER SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.


                           [SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the undersigned has caused this instrument to be duly executed as of the date of issuance set forth above.

STATED PRINCIPAL AMOUNT OF NOTE:   $ 561,912.00
                                    -----------


                                     ENTECH ENVIRONMENTAL
                                     TECHNOLOGIES, INC., a Florida
                                     Corporation



ATTEST:                              By:  /s/  Burr Northrop
                                        --------------------------
                                     Name:  Burr Northrop
                                          ------------------------
                                     Title: President
                                           -----------------------

/s/ Burr Northrop                    309 East Commercial Street
----------------------------         Pomona, California 91767-5506
Secretary



     The undersigned wholly owned subsidiaries OF ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., will receive a portion of the proceeds of this Note and, therefore, as an inducement to Holder advancing the proceeds of this Note to ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., the undersigned join in this Note as Maker and grant the security interest in Collateral contemplated by this Note.



/s/ Burr Northrop                              /s/ Terence Leong
-----------------------------------            ---------------------------------
By: Burr Northrop                              By: Terence Leong
   --------------------------------               ------------------------------
Title: President   H.B. Covey, Inc.            Title: Liquidating Agent, CPI
      -----------------------------                  ---------------------------




/s/ Terence Leong
-----------------------------------
By: Terence Leong
   --------------------------------
   Title: Liquidating Agent, AFFS
         --------------------------


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